UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2012

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

9700 Great Seneca Highway, Rockville, Maryland 20850

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (301) 366-4841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

On February 2, 2012, Neuralstem, Inc. (“Company”) entered into an engagement agreement with T.R. Winston & Company, LLC, (“Placement Agent”), relating to the offer and sale of the Company’s registered units (“Offering”).  On February 3, 2012, the Company entered into securities purchase agreements (“Purchase Agreements”) with institutional and accredited investors (“Purchasers”) for the purchase of 5,200,000 units, at a per unit purchase price of $1.00.  Each unit (“Unit”) consists of: (i), one shares of our common stock, par value $0.01 per share (“Shares”), and (ii) one common stock purchase warrant with an exercise price of $1.02 (“Warrant(s)”).

The Offering will close on or about February 10, 2012, subject to customary closing conditions. As compensation for its services, the Company will pay to Placement Agent: (i) a cash fee of $260,000 (5% of the gross proceeds received from the Offering); and (ii) a warrant to purchase up to 312,000 common shares (6% of the Shares issued to Purchasers in the Offering (“Placement Agent Warrant”)). We have also agreed to reimburse the expenses of the Placement Agent in an amount equal to $15,000.

In connection with the Offering, the Company will issue an aggregate of 5,200,000 Shares of common stock, an aggregate of up to 5,200,000 Warrants and a Placement Agent Warrant to purchase up to 312,000 Common Shares. The Warrants have an exercise price of $1.02 and are initially exercisable six months after issuance and have a term of exercise of 5 years. The Placement Agent Warrant is initially exercisable six months after issuance and is exercisable until October 14, 2015 and has an exercise price of $1.25 per share, or 125% of the offering price per share in the Offering. In the event of stock splits, stock combinations, or similar events for both the Warrants and Placement Agent Warrants, the exercise price of both warrants and shares underlying these warrants may be subject to adjustment. The Placement Agent Warrant and Warrants do not contain any provisions regarding subsequent securities issuances or so called “price protection provisions.”

The gross proceeds from the Offering are $5,200,000. The net offering proceeds to the Company from the sale of the Units, after deducting the placement agent’s fee and associated costs and expenses, is estimated to be $4,910,000. The Offering will close on or about February 10, 2012 subject to customary closing conditions.

The offer and sale of the Units is registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Statement on Form S-3, as amended, declared effective on October 14, 2010 (File No. 333-169847). The terms of the Offering are contained in the Prospectus Supplement filed by the Company on February 6, 2012 pursuant to Rule 424b5.

On February 6, 2012, the Company issued the press release attached hereto as Exhibit 99.1 with respect to the foregoing matters.

In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	Exhibit 1.01, Engagement Agreement with the Placement Agent;

•	Exhibit 4.01, Form Warrant

•	Exhibits 5.01 and 23.01, the legal opinion and consent of the Silvestre Law Group, P.C. relating to the Units, the Placement Agent Warrant and the shares underlying the Warrants and Placement Agent Warrant; and

•	Exhibit 10.01, the Form of the Securities Purchase Agreement.

The foregoing summary of the terms of the Securities Purchase Agreement, the Engagement Agreement and the Form of Warrants, are subject to, and qualified in their entirety by, the form of each respective agreement attached to this Current Report on Form 8-K as Exhibits 10.01, 1.01, 4.01 and 4.02 respectively and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits.

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
1.01	Form of Engagement Agreement between the Company and T.R. Winston & Company., LLC	*

4.01	Form of Warrants	*

5.01	Opinion of Silvestre Law Group, P.C.	*

10.01	Form of Securities Purchase Agreement	*

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)	*

99.1	Press release issued by the Company dated February 6, 2012	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr Chief Executive Officer

Dated: February 8, 2012

INDEX TO EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date
1.01	Form of Engagement Agreement between the Company and T.R. Winston & Company., LLC	*

4.01	Form of Warrants	*

5.01	Opinion of Silvestre Law Group, P.C.	*

10.01	Form of Securities Purchase Agreement	*

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)	*

99.1	Press release issued by the Company dated February 6, 2012	*